UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4395

Smith Barney Muni Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MUNI FUNDS

LIMITED TERM PORTFOLIO

STYLE PURE SERIES   |   ANNUAL REPORT   |   MARCH 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28th, after the reporting period ended, first quarter 2005 GDP estimates came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

The municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed-income markets, longer-maturity munis performed better than their shorter-term counterparts.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and

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some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

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MANAGER OVERVIEW

Peter M. Coffey

Vice President and Investment Officer

Market Overview

Although labor market growthv languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.vi

After an extended period of monetary easing, the Fed’s monetary policymaking committeevii raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts.

PERFORMANCE SNAPSHOT

AS OF MARCH 31, 2005

(excluding sales charges)

(unaudited)

	6 Months		12 Months

Limited Term Portfolio — Class A Shares		0.27%	1.68%

Lehman Brothers Municipal Bond Index		1.21%	2.67%

Lipper Intermediate Municipal Debt Funds Category Average	-	0.20%	0.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned -0.13%, Class C shares returned -0.04%, Class O shares returned 0.00%, and Class Y shares returned 0.20% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 1.03%, Class C shares returned 1.05%, Class O shares returned 1.27% and Class Y shares returned 1.84% over the 12 months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 156 funds for the six-month period and among the 156 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

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The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September 2004. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.v The Fed subsequently raised its fed funds rate target by 25 basis pointsviii at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the end of the Fund’s reporting period.

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S. Treasuries.ix Compelling taxable equivalent yieldsx for investors in middle- and-higher federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney Muni Funds — Limited Term Portfolio, excluding sales charges, returned 1.68%. These shares outperformed the Lipper Intermediate Municipal Debt Funds Category Average,1 which was 0.60%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.67% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 156 funds for the six-month period and among the 156 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

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Factors that Influenced Fund Performance

Over the period, the Fund’s toll road and special facility bonds for airlines in the transportation sector were among the strongest performers. Several community development issues and tobacco related securities contributed positively to results as market perceptions of credit quality improved. In addition, our corporate-backed, education, and hospital holdings also helped performance.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance. While this strategy reduced the portfolio’s overall volatility and helped to offset price declines when yields rose sharply from April through mid-June, overall it was a drag on performance during the reporting period. In addition, life care, multifamily, and student housing issues detracted from performance for the period. A number of the Fund’s higher coupon securities were called at their first permissible opportunity, thus eroding some of the income the portfolio generates. Finally, our escrowed to maturity and pre-refunded issues, as well as other premium bonds with short calls, experienced modest price declines and also detracted from performance.

We have begun to pare some of our medium and lower grade holdings where risk elements are beginning to outweigh our assessment of reward potential as credit quality spreads have continued to narrow.

During the period, we maintained a conservative posture in terms of overall duration,xi or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this approach to reducing potential volatility is more prudent than a longer-duration strategy.

Thank you for your investment in the Smith Barney Muni Funds Limited Term Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey

Vice President and Investment Officer

May 3, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 12 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2005 were: Hospitals (15.9%), Pre-Refunded (15.5%), Escrowed to Maturity (10.1%), Education (9.6%) and General Obligation (8.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
[v]	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
vi	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.
vii	Source: U.S. Federal Reserve Board.
viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ix	Source: Lehman Brothers Indices. Note: This not a complete discussion of all differences between two investments being shown. An investor should consider all risks and differences between these investments before choosing to invest in either. U.S. Treasury notes are backed by the full faith and credit of the United States government and offer a return of principal value if held to maturity.
[x]	The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor's marginal tax rate).
xi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.27%	$1,000.00	$1,002.70	0.68%	$3.40

Class B	(0.13)	1,000.00	998.70	1.24	6.18

Class C(4)	(0.04)	1,000.00	999.60	1.34	6.68

Class O	0.00	1,000.00	1,000.00	0.92	4.59

Class Y	0.20	1,000.00	1,002.00	0.53	2.65

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.54	0.68%	$3.43

Class B	5.00	1,000.00	1,018.75	1.24	6.24

Class C(3)	5.00	1,000.00	1,018.25	1.34	6.74

Class O	5.00	1,000.00	1,020.34	0.92	4.63

Class Y	5.00	1,000.00	1,022.29	0.53	2.67

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class O	Class Y
Twelve Months Ended 3/31/05	1.68%	1.03%	1.05%	1.27%	1.84%

Five Years Ended 3/31/05	5.12	N/A	N/A	4.85	5.27

Ten Years Ended 3/31/05	4.88	N/A	N/A	4.62	N/A

Inception* through 3/31/05	5.76	2.84	3.83	4.67	4.13

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class O	Class Y
Twelve Months Ended 3/31/05	(0.29)%	(3.83)%	1.05%	0.30%	1.84%

Five Years Ended 3/31/05	4.70	N/A	N/A	4.85	5.27

Ten Years Ended 3/31/05	4.67	N/A	N/A	4.62	N/A

Inception* through 3/31/05	5.62	1.55	3.83	4.67	4.13

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/95 through 3/31/05)	60.98%

Class B (Inception* through 3/31/05)	6.38

Class C(3) (Inception* through 3/31/05)	13.11

Class O (3/31/95 through 3/31/05)	57.10

Class Y (Inception* through 3/31/05)	29.46

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and O shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. In addition, Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B, C, O and Y shares are November 28, 1988, January 13, 2003, December 19, 2001, January 5, 1993 and November 12, 1998, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

the Limited Term Portfolio vs.

Lehman Brothers Municipal Bond Index

and Lipper Intermediate Municipal Debt Funds Average†

March 1995 — March 2005

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming the reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (156 funds as of March 31, 2005). The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Alabama — 2.9%
$5,000,000	AAA	Alabama State Public School and College Authority, 5.125% due 11/1/15 (b)	$5,296,850
3,040,000	AAA	Birmingham, AL Airport Authority, Airport Revenue, MBIA-Insured, 5.500% due 7/1/16	3,171,906
7,000,000	AAA	Jefferson County, AL Sewer Revenue, Refunding, Series B 8, 5.250% due 2/1/16 (b)	7,468,439
1,000,000	A-	Marshall County, AL Health Care Authority Revenue, Series A, 6.250% due 1/1/22	1,068,380
2,540,000	AAA	Mobile, AL GO, 10.875% due 11/1/07 (c)	2,847,696
1,750,000	NR	Rainbow City, AL Special Health Care Facilities Financing Authority, Regency Pointe Inc., Series B, 7.250% due 1/1/06	1,106,578
1,000,000	AAA	Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/14	1,078,910

			22,038,759

Alaska — 0.1%
1,000,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (d)	1,048,470

American Samoa — 0.1%
1,000,000	A	Territory of American Samoa, ACA-Insured, 6.000% due 9/1/08	1,070,610

Arizona — 0.9%
1,000,000	Aaa*	Arizona Educational Loan Marketing Corp., Education Loan Revenue, 6.375% due 9/1/05 (d)	1,012,900
1,740,000	A-	Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.125% due 7/1/09	1,853,692
1,000,000	AAA	Arizona State University, Revenue Bonds, FGIC-Insured, (Call 7/1/12 @ 100), 5.500% due 7/1/21 (e)	1,117,370
		Maricopa County, AZ Hospital Revenue:
115,000	AAA	Intercommunity Healthcare, (Sun City Project), 8.625% due 1/1/10 (c)	131,451
		St. Luke's Medical Center:
1,320,000	AAA	8.750% due 2/1/10 (c)	1,518,277
260,000	AAA	10.250% due 2/1/11 (c)	319,101
610,000	NR	Maricopa County, AZ IDA, MFH Revenue, Stanford Court Apartments, Series B, 5.750% due 7/1/08 #	54,900
671,000	AAA	Pima County, AZ Hospital Revenue, Tucson Medical Center, 10.375% due 4/1/07 (c)	721,010

			6,728,701

Arkansas — 0.9%
580,000	AAA	Arkansas Housing Development Agency, Single-Family Mortgage, FHA/VA-Insured, 8.375% due 7/1/10 (c)	658,433

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Arkansas — 0.9% (continued)
		Arkansas State Development Finance Authority:
		Hospital Revenue, Washington Regional Medical Center:
$1,500,000	BBB-	7.000% due 2/1/15	$1,659,435
2,500,000	BBB-	7.250% due 2/1/20 (b)	2,782,250
235,000	AAA	Single-Family Mortgage Revenue, Series A, GNMA/FNMA-Collateralized, 6.200% due 7/1/15	240,231
565,000	AAA	Pulaski County, AR Hospital Revenue, Arkansas Children's Hospital, 9.250% due 3/1/10 (c)	660,508
1,000,000	BB+	Warren County, AR Solid Waste Disposal Revenue, (Potlatch Corp. Project), 7.000% due 4/1/12 (d)	1,100,050

			7,100,907

California — 3.7%
3,000,000	NR	Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20	3,137,490
2,000,000	A-1+	California Pollution Control Financing Authority Revenue, PCR, Refunding, Pacific & Electric Corp., 2.290% due 4/1/05 (f)	2,000,000
5,000,000	AAA	California State Department of Water Resources Power Supply Revenue, Series A, 5.375% due 5/1/18	5,452,049
5,000,000	AA-	California State Economic Recovery GO, Series A, 5.000% due 7/1/16 (b)	5,269,100
1,500,000	A-1+	California State Economic Recovery, Series C-4, 2.330% due 4/1/05 (f)	1,500,000
4,245,000	A-	California State Public Works Board Lease Revenue, Department of Corrections, Series A, 5.250% due 9/1/16 (b)	4,489,639
175,000	Aaa*	Camarillo, CA Hospital Revenue, Pleasant Valley Hospital Building Corp., 9.700% due 12/15/07 (c)	194,194
390,000	NR	Los Angeles, CA COP, Hollywood Presbyterian Medical Center, 9.625% due 7/1/13 (c)	488,639
4,000,000	NR	Los Angeles, CA Unified School District, RITES, MBIA-Insured, 7.850% due 1/1/11 (b)(g)	4,830,080
240,000	AAA	San Leandro, CA Hospital Revenue, Vesper Memorial Hospital, 11.500% due 5/1/11 (c)	304,094
865,000	AAA	Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital Memorial Project), 10.300% due 3/1/11 (c)	1,070,204

			28,735,489

Colorado — 1.7%
1,025,000	Ba1*	Colorado Educational & Cultural Facilities Authority Revenue, Charter School, (Bromley East Project), Series A, 7.000% due 9/15/20	1,059,194
1,035,000	NR	Colorado Health Facilities Authority, Hospital Revenue, (Weld County General Hospital Project), 9.375% due 7/1/09 (c)	1,175,191
365,000	AA	Colorado HFA, Single-Family Mortgage Program, Sr. Bonds, Series D-2, 6.900% due 4/1/29 (d)	378,998

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Colorado — 1.7% (continued)
		Denver, CO City & County:
$3,000,000	AAA	Excise Tax Revenue, Refunding, Series A, FSA-Insured, 5.500% due 9/1/14	$3,256,920
1,480,000	AAA	Wastewater Revenue, FGIC-Insured, 5.250% due 11/1/14	1,624,108
2,200,000	AAA	Longmont, CO Sales & Use Tax Revenue, 5.750% due 11/15/19	2,431,220
35,000	Aaa*	Loveland, CO GO, 8.875% due 11/1/05 (c)	36,279
2,500,000	AAA	Northwest Parkway Public Highway Authority, Series A, 5.500% due 6/15/16	2,741,475

			12,703,385

Connecticut — 3.0%
		Connecticut State GO:
2,500,000	AAA	AMBAC-Insured, Series B, 5.250% due 6/1/08	2,755,125
5,000,000	AA	Series C, 5.000% due 12/15/11 (b)	5,403,600
5,000,000	AA	Series D, 5.375% due 11/15/19 (b)	5,464,199
2,000,000	A	Connecticut State Special Obligation Parking Revenue, Bradley International Airport, Series A, ACA-Insured, 6.375% due 7/1/12 (d)	2,184,060
		Connecticut State Special Tax Obligation Revenue:
		RITES, FSA-Insured:
2,000,000	AAA	Series A, 7.850% due 10/1/09 (g)	2,361,680
2,000,000	AAA	Series B, 7.850% due 10/1/09 (g)	2,335,360
2,000,000	AAA	Transportation Infrastructure, Series A, FSA-Insured, (Call 7/1/12 @ 100), 5.375% due 7/1/16 (e)	2,218,960

			22,722,984

Delaware — 0.8%
3,440,000	AAA	Delaware River Port Authority RITES, 8.076% due 1/1/10 (b)(g)	4,202,579
		Delaware State GO, Series A:
1,596,000	AAA	5.000% due 7/1/13	1,699,373
404,000	AAA	(Call 7/1/10 @ 100), 5.000% due 7/1/13 (e)	435,969

			6,337,921

Florida — 8.8%
875,000	NR	Bonita Springs, FL Vasari Community Development District Revenue, Capital Improvement, Series B, 6.200% due 5/1/09	908,976
3,000,000	NR	Capital Projects Finance Authority, FL Student Housing Revenue, Cafra Capital Corp., Series A, 7.750% due 8/15/20	2,830,500
380,000	NR	Capital Region Community Development, FL Development District Revenue, Capital Improvement, Series B, 5.950% due 5/1/06	382,759
1,090,000	NR	Fishhawk Community Development District II Special Assessment Revenue, Series B, 5.000% due 11/1/07	1,097,379

See Notes to Financial Statements.

14        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Florida — 8.8% (continued)
		Florida Municipal Loan Council Revenue, Series A, MBIA-Insured:
$1,790,000	AAA	5.250% due 11/1/13	$1,951,440
3,175,000	AAA	5.250% due 11/1/16 (b)	3,471,037
1,500,000	AAA	Florida State Board of Education GO, Series A, 5.500% due 6/1/16	1,637,280
1,420,000	NR	Gateway Services Community Development District, FL Special Assessment Revenue, Sun City Center, (Fort Meyers Project), Series B, 5.500% due 5/1/10	1,440,675
1,715,000	NR	Greyhawk Landing Community Development District, FL Special Assessment Revenue, Series B, 6.250% due 5/1/09	1,750,638
		Hillsborough County, FL:
2,185,000	AA	Educational Facilities Authority Revenue, Refunding, (University of Tampa Project), Radian-Insured, 5.750% due 4/1/18	2,368,606
3,500,000	AAA	School District Sales Tax Revenue, AMBAC-Insured, 5.375% due 10/1/15 (b)	3,878,000
		Jacksonville Beach, FL Utility Revenue:
2,470,000	AAA	7.900% due 10/1/14 (c)	2,984,476
2,145,000	Aaa*	5.000% due 4/1/18	2,257,312
1,500,000	NR	Killarney Community Development District Special Assessment Revenue, Series B, 5.125% due 5/1/09	1,506,000
2,580,000	NR	Lee Memorial Health System Board of Directors, FL Hospital Revenue, RITES, FSA-Insured, 8.554% due 4/1/10 (g)	3,185,784
135,000	NR	Lexington Oaks Community Development District, FL Special Assessment Revenue, Series B, 5.625% due 5/1/06	135,892
460,000	NR	Mediterra North Community Development District, FL Capital Improvement Revenue, Series B, 6.000% due 5/1/08	468,216
6,855,000	AAA	Miami, FL Homeland and Defense/Neighborhood GO, 5.250% due 1/1/18 (b)	7,415,258
1,000,000	BB+	Miami Beach, FL Health Facilities Authority, Hospital Revenue, Mt. Sinai Medical Center, Series A, 6.700% due 11/15/19	1,084,810
		Orange County, FL Health Facilities Authority Revenue:
1,835,000	NR	First Mortgage, 8.875% due 7/1/21	1,862,855
2,000,000	A	Hospital Adventist Health System, 6.250% due 11/15/24	2,227,420
1,470,000	AA	Orlando, FL Utilities Commission Water & Electric Revenue, Series A, 5.250% due 10/1/13	1,595,950
1,000,000	VMIG 1*	Palm Beach County, FL Health Facilities Authority Revenue, (Bethesda Healthcare Systems Project), 2.290% due 4/1/05 (f)	1,000,000
180,000	NR	Panther Trace Community Development District, FL Special Assessment Revenue, Series B, 6.500% due 5/1/09	183,328
400,000	NR	Parklands West Community Development District, FL Special Assessment Revenue, Series B, 6.000% due 5/1/06	402,488

See Notes to Financial Statements.

15        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Florida — 8.8% (continued)
$3,000,000	AAA	Pasco County, FL Optional Gas Tax Revenue, Refunding, FGIC-Insured, 5.250% due 8/1/11	$3,289,950
890,000	NR	Port St. Lucie, FL Special Assessment Revenue, Series A, 6.375% due 9/1/11	920,358
1,500,000	NR	Renaissance Community Development District, FL Capital Improvement Revenue, Series B, 6.250% due 5/1/08	1,538,985
1,485,000	NR	Reunion East Community Development District, FL Special Assessment Revenue, Series B, 5.900% due 11/1/07	1,503,785
4,000,000	VMIG 1*	Sarasota County, FL Public Hospital Board Revenue, Series A, 2.330% due 4/1/05 (f)	4,000,000
4,000,000	NR	Sterling Hill, FL Community Development District, Series B, 5.500% due 11/1/10 (b)	4,028,400
915,000	NR	Sumter Landing Community Development District Special Assessment Revenue, 6.250% due 5/1/13	946,549
195,000	AAA	Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured, 9.250% due 10/1/10 (c)	228,864
		Village Community Development District No. 5, FL Special Assessment Revenue:
150,000	NR	Series B, 5.400% due 5/1/07	151,455
2,665,000	NR	Series B, 5.000% due 5/1/08	2,683,149
230,000	NR	Waterlefe Community Development District, FL Capital Improvement Revenue, Series B, 6.250% due 5/1/10	232,569

			67,551,143

Georgia — 2.1%
2,000,000	A-1+	Burke County, GA Development Authority PCR, (Oglethorpe Power Corp. Project C), MBIA-Insured, 2.290% due 4/1/05 (f)	2,000,000
1,980,000	AAA	East Point, GA Building Authority Revenue, FSA-Insured, zero coupon bond to yield 5.966%, due 2/1/20	882,169
1,630,000	AAA	Fulton County, GA Water and Sewer Revenue, 5.000% due 1/1/16	1,721,459
7,000,000	AAA	Georgia State GO, Series D, 5.750% due 10/1/13	7,859,529
		Municipal Electronics Authority Revenue, (Combustion Turbine Project), Series A, MBIA-Insured:
85,000	AAA	(Call 11/1/07 @ 100), 5.250% due 11/1/19	89,937
2,415,000	AAA	Unrefunded Balance, 5.250% due 11/1/19	2,537,465
1,320,000	NR	Savannah, GA EDA, (College of Art & Design Inc. Project), 6.200% due 10/1/09 (c)	1,422,168

			16,512,727

Hawaii — 0.6%
4,000,000	AAA	Hawaii State GO, Series CW, 5.375% due 8/1/15 (b)	4,362,640

See Notes to Financial Statements.

16        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Idaho — 0.2%
$ 10,000	Aaa*	Idaho Falls, ID Electric Revenue, 10.250% due 4/1/06 (c)	$10,396
1,500,000	BB+	Nez Perce County, ID PCR, Refunding, (Potlatch Corp. Project), 6.125% due 12/1/07	1,561,020

			1,571,416

Illinois — 6.3%
		Chicago, IL GO:
4,000,000	AAA	Project & Refunding, Series A, AMBAC-Insured, 5.375% due 1/1/16 (b)	4,355,600
1,500,000	AAA	Series A, FGIC-Insured, (Call 7/1/10 @ 101), 6.000% due 1/1/14 (e)	1,702,830
5,000,000	AAA	Chicago, IL GO, Refunding, Series A, 5.000% due 1/1/20 (b)	5,267,650
2,000,000	AA+	Chicago, IL Metropolitan Water Reclamation District Greater Chicago, Capital Improvement, Series A, (Call 12/1/12 @ 101), 5.500% due 12/1/14 (e)	2,253,100
		Chicago, IL O'Hare International Airport:
1,500,000	AAA	Second Lien Passenger Facility, Series B, AMBAC-Insured, 5.500% due 1/1/16	1,620,600
2,500,000	NR	Special Facilities Revenue, (United Airlines Project), Series C, 6.300% due 5/1/16 (h)	498,725
160,000	AA	Chicago Heights, IL Single-Family Mortgage Revenue, 7.600% due 5/1/10 (c)	178,507
		Cicero, IL GO:
2,415,000	AAA	MBIA-Insured, 5.625% due 12/1/16	2,714,798
1,250,000	AAA	Tax Increment, Series A, XLCA-Insured, 5.250% due 1/1/20	1,331,300
3,000,000	Aaa*	Cook Kane Lake & McHenry Counties, IL Community College, District No. 512, William Rainey Harper College, Series A, 5.500% due 12/1/15	3,274,740
4,790,000	AAA	Glendale Heights, IL Hospital Revenue, (Glendale Heights Project), Series B, 7.100% due 12/1/15 (b)(c)	5,667,240
		Illinois DFA Revenue:
515,000	A	Debt Restructure — East St. Louis, 6.875% due 11/15/05	526,433
2,000,000	Aaa*	Revolving Fund — Master Trust, 5.500% due 9/1/17	2,195,940
245,000	AAA	Illinois Educational Facilities Authority Revenue, Chicago College of Osteopathic, 8.750% due 7/1/05 (c)	248,724
		Illinois Health Facilities Authority Revenue:
615,000	AAA	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10 (c)	709,439
5,000,000	A	Order of Saint Francis Healthcare System, 6.250% due 11/15/19 (b)	5,414,150
1,140,000	A	Passavant Memorial Area Hospital, 6.250% due 10/1/17	1,254,331
35,000	A	Victory Memorial Hospital Association Project, 7.500% due 10/1/06 (c)	36,538
5,000,000	AAA	Illinois State GO, First Series, 5.375% due 7/1/19 (b)	5,437,899

See Notes to Financial Statements.

17        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Illinois — 6.3% (continued)
$2,440,000	AAA	Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/15	$2,719,673
1,020,000	AAA	Northern Illinois University Revenues, (Call 10/1/09 @ 100), 10.400% due 4/1/13 (e)	1,246,970

			48,655,187

Indiana — 2.8%
1,720,000	AAA	Evansville Vanderburgh Public Library Leasing Corp., First Mortgage, MBIA-Insured, (Call 1/15/12 @ 100), 5.750% due 7/15/18 (e)	1,902,406
2,500,000	AAA	Hamilton County, IN County Optional Income Tax Revenue, FSA-Insured, 5.250% due 1/10/20	2,623,375
720,000	AAA	Indiana Bond Bank, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09 (c)	820,296
3,920,000	AAA	Indiana State Toll Road Commission Toll Road Revenue, 9.000% due 1/1/15 (b)(c)	5,256,093
3,000,000	AAA	Indianapolis Local Public Improvement Bond Bank, (Waterworks Project), Series A, 5.500% due 7/1/19	3,270,390
1,000,000	AAA	Lawrence Township, IN Metropolitan School District, First Mortgage, IBC/MBIA-Insured, 6.750% due 7/5/13	1,204,810
		Madison County, IN Hospital Facilities Authority Revenue:
675,000	AAA	Community Hospital Anderson Project, 9.250% due 1/1/10 (c)	783,425
345,000	AAA	St. Johns Hickey Memorial Hospital Project, 9.000% due 12/1/09 (c)	396,246
1,075,000	AAA	Mishawaka, IN School Building Corp., First Mortgage, AMBAC-Insured, 5.500% due 7/15/18	1,165,537
2,000,000	NR	North Manchester IN Revenue, (Peabody Retirement Community Project), Series A, 7.125% due 7/1/22	2,071,300
1,915,000	AAA	St. Joseph County, IN Hospital Authority Facilities Revenue, Memorial Hospital South Bend, 9.400% due 6/1/10 (c)	2,221,764

			21,715,642

Iowa — 1.3%
3,000,000	A1*	Iowa Finance Authority, Health Care Facilities Revenue, Genesis Medical Center, 6.250% due 7/1/20	3,235,110
4,185,000	AAA	Muscatine, IA Electric Revenue, 9.700% due 1/1/13 (b)(c)	5,250,041
1,085,000	AAA	University of Iowa Facilities Corp., (Medical Education & Biomed Research Facilities Project), AMBAC-Insured, 5.375% due 6/1/18	1,146,574

			9,631,725

Kansas — 0.5%
4,000,000	BBB	Burlington, KS Environmental Improvement Revenue, Kansas City Power & Light, Refunding, 4.750% due 9/1/15 (b)(i)	4,126,840

See Notes to Financial Statements.

18        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Kentucky — 1.3%
$3,000,000	NR	Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc. Project), Series A, 6.625% due 7/1/19 (d)	$2,565,000
5,000,000	AAA	Kentucky Property & Buildings, (Call 10/1/11 @ 100), 5.375% due 10/1/19 (b)(e)	5,539,999
1,895,000	A	Pendleton County, KY Multi-County Lease Revenue, Associated Counties Leasing Trust, Program A, 6.500% due 3/1/19	1,902,012

			10,007,011

Louisiana — 0.6%
1,000,000	AAA	Calcasieu Parish, LA Memorial Hospital Services District Revenue, (Lake Charles Memorial Hospital Project), Series A, CONNIE LEE-Insured, 7.500% due 12/1/05	1,029,470
630,000	Aaa*	Jefferson Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue, Series G, GNMA/FNMA-Collateralized, 6.300% due 6/1/32 (d)	665,576
625,000	NR	Lafayette, LA Public Trust Financing Authority, Single-Family Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10 (c)	678,588
1,480,000	AAA	Louisiana Local Government Environment Facilities and Community Development Authority Revenue, Series A, AMBAC-Insured, (Parking Facilities Corp. Garage Project), 5.625% due 10/1/17	1,631,345
425,000	AAA	Louisiana Public Facilities Hospital Authority Revenue, (Southern Baptist Hospital Inc. Project), Aetna-Insured, 8.000% due 5/15/12 (c)	489,464

			4,494,443

Maryland — 0.6%
3,000,000	AA+	Anne Arundel County, MD GO, 5.375% due 3/1/14 (b)	3,311,340
1,000,000	A	Maryland State Health & Higher Educational Facilities Authority Revenue, University of Maryland Medical System, 6.000% due 7/1/22	1,090,430

			4,401,770

Massachusetts — 3.4%
1,700,000	AAA	Boston, MA Water & Sewer Community Revenue, 10.875% due 1/1/09 (b)(c)	1,989,969
1,140,000	Aaa*	Massachusetts Rail Connections Inc., Route 128, Parking Garage Revenue, Series A, (Call 7/1/09 @ 102), 6.000% due 7/1/13 (e)	1,285,943
2,000,000	Aa3*	Massachusetts State, Grant Anticipation Notes, Series A, 5.750% due 6/15/15	2,221,680
585,000	BBB-	Massachusetts State DFA Revenue, First Mortgage, (Edgecombe Project), Series A, 6.000% due 7/1/11	616,613

See Notes to Financial Statements.

19        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Massachusetts — 3.4% (continued)
		Massachusetts State GO, RITES, MBIA-Insured:
$3,500,000	AAA	Series PA 964-R, 8.088% due 11/1/09 (b)(g)	$4,224,640
1,500,000	AAA	Series PA 993-R, 8.065% due 5/1/09 (g)	1,810,560
		Massachusetts State Health & Educational Facilities Authority Revenue:
		Caritas Christi Obligated Group, Series B:
2,000,000	BBB	6.500% due 7/1/12	2,195,420
3,000,000	BBB	6.750% due 7/1/16 (b)	3,369,300
1,000,000	AAA	Harvard University, Series Z, 5.000% due 1/15/16	1,064,510
1,300,000	AAA	University of Massachusetts, Series C, 5.500% due 10/1/18	1,419,327
390,000	AA	Massachusetts State HFA, Single-Family Housing Revenue, Series 41, 6.300% due 12/1/14	399,879
1,305,000	AAA	Massachusetts State Industrial Finance Agency Revenue, University Commons Nursing, Series A, FHA-Insured, 6.550% due 8/1/18	1,430,763
1,620,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (c)	2,303,510
2,000,000	AAA	Pittsfield, MA GO, MBIA-Insured, 5.500% due 4/15/17	2,212,880

			26,544,994

Michigan — 1.9%
1,165,000	NR	Allen Academy COP, 7.000% due 6/1/15	1,124,738
1,000,000	AAA	Carman-Ainsworth, MI Community School District GO, FGIC-Insured, 5.500% due 5/1/19	1,098,030
1,775,000	AA	Chippewa Valley, MI Schools Administration Building, Q-SBLF, 5.500% due 5/1/18	1,957,080
1,000,000	AAA	Holland, MI Area Community Swimming Pool Authority GO, FGIC-Insured, (Call 5/1/06 @ 100), 5.125% due 5/1/19 (e)	1,025,760
3,500,000	A-	Michigan State Strategic Fund Limited Obligation Revenue, Refunding, (Dow Chemical Project), 4.600% due 6/1/14 (b)(i)	3,631,950
1,000,000	AA	Mount Clemens, MI GO, Community School District, Q-SBLF-Insured, 5.500% due 5/1/16	1,088,320
2,000,000	AAA	Southfield, MI Library Building Authority GO, MBIA-Insured, (Call 5/1/10 @ 100), 5.500% due 5/1/24 (e)	2,122,280
2,985,000	NR	Wenonah Park Properties Inc. Revenue, MI Bay City Hotel, 7.875% due 4/1/22	3,020,313

			15,068,471

Minnesota — 1.2%
1,300,000	BB+	Maplewood, MN Healthcare Facilities Revenue, (Health East Project), 5.950% due 11/15/06	1,309,412
1,000,000	A-	Minneapolis, MN Health Care System Revenue, Allina Health System, Series A, 6.000% due 11/15/18	1,114,800

See Notes to Financial Statements.

20        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Minnesota — 1.2% (continued)
$5,255,000	AAA	Minnesota Public Facilities Authority, Water PCR, Series A, 5.250% due 3/1/17 (b)	$5,619,486
1,000,000	A	St. Paul, MN Housing & Redevelopment Authority, Hospital Revenue, (Health East Project), Series B, ACA/CBI-Insured, 5.850% due 11/1/17	1,045,510

			9,089,208

Missouri — 1.4%
40,000	AAA	Chillicothe, MO Electric Revenue, AMBAC-Insured, 10.250% due 9/1/06 (c)	42,154
1,000,000	A-‡	Lee’s Summit, MO IDA, Health Facilities Revenue, John Knox Village, 5.750% due 8/15/11	1,072,990
1,500,000	Aaa*	Missouri State Environmental Improvement & Energy Resources Authority, Water Pollution State Revolving Funds Programs, Series A, 5.250% due 1/1/16	1,622,850
6,000,000	A-1+	Missouri State HEFA Revenue, Washington University, Series B 2.280% due 4/1/05 (f)	6,000,000
910,000	AA	Missouri State Housing Development Community, MFH Revenue, Series I, 5.500% due 12/1/15	960,396
35,000	BBB-	Nevada, MO Waterworks System Revenue, 10.000% due 10/1/07 (c)	38,593
1,000,000	AAA	St. Louis, MO Airport Revenue, Airport Development Program, Series A, MBIA-Insured, 5.625% due 7/1/16	1,101,630

			10,838,613

Montana — 0.0%
95,000	AAA	Montana State University Revenue, MBIA-Insured, 10.000% due 11/15/08 (c)	108,564

Nebraska — 0.0%
15,000	NR	Douglas County, NE Hospital Authority Revenue (Project Number 2) Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10 (c)	17,565

Nevada — 1.4%
1,185,000	BBB+	Carson City, NV Hospital Revenue, (Carson-Tahoe Hospital Project), 6.000% due 9/1/14	1,302,007
2,240,000	AA	Clark County, NV GO, (Call 12/1/06 @ 101), 5.375% due 6/1/15 (e)	2,358,093
3,000,000	AAA	Clark County, NV School District GO, Building and Renovation, (Call 6/15/07 @ 101), Series B, FGIC-Insured, 5.250% due 6/15/17 (e)	3,181,500
2,500,000	AAA	Las Vegas New Convention & Visitors Authority Revenue, AMBAC-Insured, (Call 7/1/09 @ 101), 6.000% due 7/1/14 (e)	2,798,175
865,000	AAA	Nevada Housing Division, Multi-Unit Housing, Saratoga Palms, FNMA-Collateralized, 6.250% due 10/1/16 (d)	893,052

			10,532,827

See Notes to Financial Statements.

21        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

New Hampshire — 0.8%
		New Hampshire Health & Education Facilities Authority Revenue:
$3,660,000	A-	Covenant Health System, 6.500% due 7/1/17 (b)	$4,087,891
900,000	AAA	University System of New Hampshire, AMBAC-Insured, 5.375% due 7/1/16	984,618
1,000,000	AA	New Hampshire State GO, Capital Improvement, Series A, 5.125% due 10/1/17	1,055,710

			6,128,219

New Jersey — 3.2%
2,200,000	AAA	Casino Reinvestment Development Authority, NJ Hotel Room Fee Revenue, AMBAC-Insured, 5.000% due 1/1/14	2,367,508
		New Jersey Healthcare Facilities Financing Authority Revenue:
375,000	AAA	Hackensack Hospital, 8.750% due 7/1/09 (c)	417,559
3,000,000	BBB-	Trinitas Hospital Obligation Group, 7.375% due 7/1/15 (b)	3,405,510
3,500,000	AAA	New Jersey State EDA Lease Revenue, (Office Buildings Project), Series A, 5.000% due 6/15/18 (b)	3,742,025
		New Jersey State Turnpike Authority Revenue:
725,000	AAA	6.750% due 1/1/09 (c)	747,569
295,000	AAA	6.000% due 1/1/14 (c)	324,586
		New Jersey Transportation Trust Fund Authority: RITES, MBIA-Insured:
2,500,000	AAA	Series A, 9.077% due 12/15/09 (b)(g)	3,204,750
		Series B:
1,000,000	AAA	9.077% due 12/15/09 (g)	1,281,900
3,000,000	AAA	5.250% due 12/15/14 (b)	3,296,190
1,890,000	AAA	(Call 12/15/11 @ 100), 6.000% due 12/15/19 (e)	2,156,396
3,095,000	Aaa*	Passaic Valley, NJ Sewage Commissioners Sewer System, Series E, AMBAC-Insured, 5.625% due 12/1/17 (b)	3,405,676
205,000	AAA	Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14 (c)	260,258

			24,609,927

New Mexico — 0.0%
150,000	AAA	Farmington, NM Utilities Systems Revenue, AMBAC-Insured, 9.875% due 1/1/08 (c)	165,518

New York — 4.9%
1,000,000	Baa3*	Albany, NY IDA, Civic Facility Revenue, (Charitable Leadership Project), Series A, 6.000% due 7/1/19	1,072,680
		New York City, NY:
1,000,000	AAA	Health & Hospital Corp. Revenue, Health System, Series A, FSA-Insured, 5.500% due 2/15/19	1,094,200
		IDA Civic Facilities Revenue:
1,360,000	NR	Community Hospital, Brooklyn, 6.875% due 11/1/10	1,381,950
1,090,000	NR	Special Needs Facilities Pooled Project, Series A-1, 6.100% due 7/1/12	1,116,095

See Notes to Financial Statements.

22        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

New York — 4.9% (continued)
$2,500,000	A	New York City, NY GO, Series A, 6.250% due 8/1/08	$2,642,825
		New York State Dormitory Authority Revenues:
1,000,000	AAA	Columbia University, Series B, 5.250% due 7/1/17	1,084,370
1,000,000	Baa2*	Lenox Hill Hospital Obligated Group, 5.750% due 7/1/17	1,073,710
1,780,000	AA	Marymount Manhattan College, Radian-Insured, 6.375% due 7/1/14	2,003,479
5,000,000	AAA	Mental Health Services Facilities, 5.000% due 2/15/18 (b)	5,328,300
2,500,000	AAA	School Districts Financing Programs, Series D, MBIA-Insured, 5.500% due 10/1/17	2,773,025
		State University Educational Facilities:
1,715,000	AAA	MBIA-Insured, 6.000% due 5/15/15	1,927,506
2,000,000	AAA	Third Generation, Series A, FGIC-Insured, 5.500% due 5/15/17	2,271,240
1,950,000	NR	Suffolk County, NY IDA, Civic Facility Revenue, Eastern Long Island Hospital Association, Series A, 7.750% due 1/1/22	2,010,138
		Tobacco Settlement Financing Corp., NY, Asset-Backed:
5,000,000	AA-	Series A-1, (Call 6/1/10 @ 100), 5.500% due 6/1/16 (b)	5,387,050
6,000,000	AA-	Series C-1, (Call 6/1/09 @ 100), 5.500% due 6/1/14 (b)	6,472,079

			37,638,647

North Carolina — 2.8%
830,000	NR	Asheville, NC HDC, First Lien Revenue, Ashville Gardens, HUD Section 8-Insured, (Call 11/1/09 @ 100), 10.500% due 5/1/11 (e)	998,814
3,000,000	AAA	Guilford County, NC GO, Public Improvement, Series B, (Call 10/1/10 @ 102), 5.250% due 10/1/15 (b)(e)	3,335,220
		North Carolina Eastern Municipal Power Agency, Power System Revenue:
550,000	A	Series B, ACA/CBI-Insured, 5.650% due 1/1/16	585,915
2,000,000	BBB	Series D, 5.500% due 1/1/14	2,150,520
		North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue:
3,750,000	AAA	10.500% due 1/1/10 (b)(c)	4,497,188
3,000,000	A	Series B, ACA/CBI-Insured, 6.375% due 1/1/13 (b)	3,343,200
		North Carolina State GO:
3,000,000	AAA	Public Improvement, Series A, (Call 3/1/09 @ 102), 5.250% due 3/1/18 (e)	3,288,660
3,000,000	AAA	Series A, (Call 9/1/10 @ 102), 5.100% due 9/1/16 (b)(e)	3,309,240

			21,508,757

Ohio — 5.8%
5,450,000	AAA	Butler County, OH Transportation Improvement District, Series A, 5.125% due 4/1/17 (b)	5,754,382
1,750,000	AAA	Cleveland, OH Public Power System Revenue, AMBAC-Insured, 5.500% due 11/15/15	1,922,410

See Notes to Financial Statements.

23        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Ohio — 5.8% (continued)
$2,275,000	BBB	Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project), 6.750% due 1/1/10	$2,468,853
195,000	AAA	Erie County, OH Hospital Improvement Revenue, Sandusky Memorial Hospital, 8.750% due 1/1/06 (c)	203,781
2,465,000	NR	Franklin County, OH Hospital Revenue, (Children's Hospital Project), 10.375% due 6/1/13 (c)	3,136,540
1,500,000	Aaa*	Hamilton County, OH Sales Tax Revenue, Series B, AMBAC-Insured, 5.250% due 12/1/18	1,604,955
1,240,000	AAA	Jackson, OH Local School District GO, Stark & Summit Counties, FSA-Insured, 5.000% due 12/1/18	1,308,423
1,105,000	AAA	Lake County, OH Hospital Improvement Revenue, (Lake County Memorial Hospitals Project), 8.625% due 11/1/09 (c)	1,251,225
175,000	AAA	Lima, OH Hospital Revenue, St. Rita's Medical Center, 7.500% due 11/1/06 (c)	183,194
1,410,000	Aaa*	Logan Hocking, OH Local School District GO, Construction & Improvement, MBIA-Insured, 5.500% due 12/1/16	1,544,514
2,775,000	AA	Montgomery County, OH Revenue, Catholic Health Initiatives, 5.500% due 9/1/14	3,012,956
		Ohio State Building Authority, Series A:
3,000,000	AAA	(Call 10/1/09 @ 101), 5.375% due 10/1/14 (e)	3,290,220
3,600,000	AAA	State Facilities-Administration Building Fund, FSA-Insured, 5.500% due 10/1/14 (b)	3,962,052
5,000,000	BB+	Ohio State, OH Air Quality Development Authority Revenue, Refunding, Cleveland Pollution Control, Series A, 6.000% due 12/1/13 (b)	5,283,900
		Ohio State Water Development Authority Revenue:
5,990,000	AAA	9.375% due 12/1/10 (b)(c)	6,877,537
885,000	AAA	Safe Water, Series 3, 9.000% due 12/1/10 (c)	1,013,989
1,960,000	AAA	University of Akron, OH General Receipts Bonds, AMBAC-Insured, 5.250% due 1/1/17	2,068,898

			44,887,829

Oklahoma — 0.6%
2,750,000	AA	Oklahoma DFA Revenue, Refunding, St. John's Health System, 5.750% due 2/15/18	2,983,118
1,725,000	AAA	Tulsa, OK Airports Improvement Trust General Revenue, Series A, 6.000% due 6/1/14 (d)	1,886,702

			4,869,820

Oregon — 1.8%
1,000,000	AA	Clackamas County, OR Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	1,093,430
1,500,000	BBB‡	Klamath Falls, OR, Intercommunity Hospital Authority Revenue, (Merle West Medical Center Project), 6.125% due 9/1/22	1,576,755

See Notes to Financial Statements.

24        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Oregon — 1.8% (continued)
$3,320,000	Aa2*	Multnomah County, OR GO, Series A, (Call 4/1/10 @ 100), 5.250% due 4/1/14 (b)(e)	$3,618,734
		Oregon State Department Administrative Services Lottery Revenue:
1,375,000	AAA	Series A, FSA-Insured, (Call 4/1/12 @ 100), 5.500% due 4/1/14 (e)	1,536,054
3,500,000	AAA	Series B, 5.250% due 4/1/15 (b)	3,753,960
2,335,000	NR	Wasco County, OR Solid Waste Disposal Revenue, (Waste Connections Inc. Project), 7.000% due 3/1/12 (d)	2,480,144

			14,059,077

Pennsylvania — 9.1%
3,000,000	AAA	Allegheny County, PA Port Authority Special Revenue, FGIC-Insured, 5.500% due 3/1/16	3,273,120
1,305,000	NR	Berks County Municipal Authority, (Phoebe Berks Village Inc. Project), (Call 5/15/06 @ 102), 7.500% due 5/15/13 (e)	1,381,695
2,405,000	BBB-	Carbon County, PA IDA, (Panther Creek Partners Project), 6.650% due 5/1/10 (d)	2,587,251
2,500,000	Aaa*	Central Bucks, PA School District GO, FGIC-Insured, 5.500% due 5/15/19	2,741,325
1,070,000	A	Chester County, PA School Authority, School Lease Revenue, 5.375% due 6/1/17	1,165,605
1,920,000	NR	Dauphin County, PA General Authority Revenue, Office and Packaging, 5.500% due 1/1/08	1,903,027
8,000,000	A-1+	Geisinger Authority, PA Health Systems Revenue, 2.300% due 4/1/05 (f)	8,000,000
1,750,000	AAA	Greater Johnstown, PA GO, School District, Series B, MBIA-Insured, 5.375% due 8/1/14	1,916,373
2,000,000	AAA	Pennsylvania State Department of General Services, COP, FSA-Insured, 5.250% due 5/1/16	2,155,140
		Pennsylvania State GO, Second Series:
4,000,000	AAA	(Call 5/1/12 @ 100), 5.500% due 5/1/15 (b)(e)	4,473,320
5,000,000	AAA	(Call 10/1/09 @ 101), 5.750% due 10/1/17 (b)(e)	5,561,449
		Pennsylvania State Higher Educational Facilities Authority, Health Services Revenue, Series A:
3,330,000	AAA	Allegheny Delaware Valley Obligation Group, MBIA-Insured, 5.600% due 11/15/09 (b)	3,556,507
1,000,000	A+	University of Pittsburgh Medical Center Health System, 6.250% due 1/15/18	1,126,240
		Philadelphia, PA Authority for Industrial Development, Series B, FSA-Insured:
2,000,000	AAA	5.500% due 10/1/15	2,191,440
1,000,000	AAA	5.500% due 10/1/19	1,086,140

See Notes to Financial Statements.

25        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Pennsylvania — 9.1% (continued)
		Philadelphia, PA Gas Works Revenue, Third Series:
$3,240,000	AAA	5.500% due 8/1/19 (b)	$3,495,798
1,675,000	AAA	FSA-Insured, 5.500% due 8/1/17	1,815,968
		Philadelphia, PA GO, School District:
2,000,000	AAA	5.250% due 9/15/18	2,126,700
		Series A, FSA-Insured:
2,000,000	AAA	(Call 2/1/12 @ 100), 5.500% due 2/1/20 (e)	2,222,840
1,865,000	AAA	(Call 2/1/12 @ 100), 5.500% due 2/1/21 (e)	2,072,798
2,000,000	AAA	Series B, 5.625% due 8/1/18	2,205,740
420,000	Aaa*	Philadelphia, PA Hospitals Authority Revenue, (United Hospitals Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08 (e)	428,438
4,000,000	A-1+	Philadelphia, PA Hospitals & Higher Educational Facilities Authority, Hospital Revenue, (Children's Hospital Project), Series A, 2.300% due 4/1/05 (f)	4,000,000
		Philadelphia, PA Parking Authority, Parking Revenue, FSA-Insured:
2,000,000	AAA	5.625% due 9/1/15	2,183,220
1,500,000	AAA	5.625% due 9/1/19	1,624,635
1,265,000	NR	Pittsburgh, PA Public Parking Authority, Parking Revenue, St. Francis General Hospital, 6.625% due 10/1/12 (c)	1,413,941
1,445,000	AA	Southcentral, PA General Authority Revenue, Hanover Hospital Inc., Radian-Insured, 5.500% due 12/1/18	1,565,542
1,000,000	AAA	West View, PA Municipal Authority, 9.500% due 11/15/14 (c)	1,325,590
685,000	AAA	Westmoreland County, PA Municipal Authority, 9.125% due 7/1/10 (c)	762,960

			70,362,802

Puerto Rico — 0.3%
2,100,000	AAA	Puerto Rico Highway and Transportation Authority Highway Revenue, Refunding, Series AA, 5.000% due 7/1/26 (i)	2,253,636

Rhode Island — 0.6%
1,000,000	AAA	Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14	1,139,550
1,000,000	AAA	Providence, RI Public Building Authority, General Revenue, Series A, MBIA-Insured, 5.375% due 12/15/21	1,081,220
2,000,000	Aaa*	Woonsocket, RI GO, FGIC-Insured, 5.375% due 10/1/20	2,155,540

			4,376,310

South Carolina — 1.4%
1,080,000	AAA	Charleston, SC Waterworks & Sewer Revenue, 10.375% due 1/1/10 (c)	1,286,528
		Greenville County, SC School District Installment Purchase Revenue, Building Equity Sooner for Tomorrow:
1,000,000	AA-	(Call 12/1/12 @ 101), 5.875% due 12/1/19 (e)	1,104,150
3,000,000	AA-	6.000% due 12/1/21	3,344,910

See Notes to Financial Statements.

26        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

South Carolina — 1.4% (continued)
$4,530,000	AAA	South Carolina Transportation Infrastructure Bank Revenue, Series A, 5.000% due 10/1/15 (b)	$4,833,057

			10,568,645

South Dakota — 0.4%
2,635,000	Aa2*	Minnehaha County, SD GO, Limited Tax Certificates, (Call 12/1/10 @ 100), 5.625% due 12/1/19 (e)	2,890,173

Tennessee — 1.5%
5,000,000	AAA	Elizabethton, TN Health & Educational Facilities Board Revenue, Series B, 5.750% due 7/1/23 (b)	5,465,049
300,000	Aaa*	Greenville, TN Health & Educational Facilities Board, Hospital Revenue, Southern Adventist Health System, 8.700% due 10/1/09 (c)	339,657
1,000,000	AAA	Memphis-Shelby County, TN Airport Authority, Airport Revenue, Series D, AMBAC-Insured, 6.250% due 3/1/14 (d )	1,116,030
2,000,000	AAA	Memphis-Shelby County, TN Sports Authority Inc. Revenue, (Memphis Arena Project), Series A, 5.500% due 11/1/18	2,213,520
2,000,000	AA	Memphis, TN GO, General Improvement, 5.250% due 4/1/16 (Call 4/1/08 @ 101), 5.250% due 4/1/16 (e)	2,149,600
300,000	VMIG 1*	Sevier County, TN Public Building Authority, Local Government Public Improvement, 2.320% due 4/1/05 (f)	300,000

			11,583,856

Texas — 10.7%
1,000,000	BBB-	Austin, TX Convention Enterprises Inc., Convention Center, First Tier, Series A, 6.600% due 1/1/21	1,070,130
2,620,000	AA+	Austin, TX GO, Public Improvement, (Call 9/1/09 @ 100), 5.500% due 9/1/19 (e)	2,814,404
1,000,000	A-1+	Bell County, TX Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, 2.300%, due 4/1/05 (f)	1,000,000
2,000,000	AAA	Bexar, TX Metropolitan Water District Waterworks, AMBAC-Insured, (Call 5/1/15 @ 100), 5.000% due 5/1/19 (e)	2,162,700
		Bexar County, TX Housing Finance Corp., MFH Revenue, Series A:
440,000	Baa1*	American Opportunity For Housing-Nob Hill Apartments LLC, 6.000% due 6/1/21	439,956
700,000	Aaa*	The Waters At Northern Hills Apartments, MBIA-Insured, 5.800% due 8/1/21	750,421
40,000	AAA	Brownsville, TX Utility System Revenue, 9.400% due 1/1/13 (c)	49,765
3,000,000	CCC	Dallas-Fort Worth, TX International Airport Facility Improvement Corp. Revenue, American Airlines Inc., Series C, 6.150% due 5/1/29, mandatory tender 11/1/07 (d)(i)	2,748,060

See Notes to Financial Statements.

27        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Texas — 10.7% (continued)
$2,855,000	AAA	Duncanville, TX Hospital Authority, (Methodist Hospitals of Dallas Project), 9.000% due 1/1/10 (b)(c)	$3,292,757
		El Paso County, TX Housing Finance Corp., MFH Revenue, Series A:
		American Village Communities:
1,250,000	A3*	6.250% due 12/1/20	1,291,275
1,000,000	A3*	6.250% due 12/1/24	1,024,920
415,000	A3*	La Plaza Apartments, 6.700% due 7/1/20	454,616
1,000,000	AAA	Fort Bend, TX GO, ISD, PSFG, 5.500% due 2/15/16	1,073,100
2,000,000	AA	Fort Worth, TX Water & Sewer Revenue, 5.625% due 2/15/18 (Call 2/15/12 @ 100), 5.625% due 2/15/18 (e)	2,245,480
1,000,000	AAA	Grand Prairie, TX Housing Finance Corp., MFH Revenue, (Landings of Carrier Project), Series A, GNMA-Collateralized, 6.750% due 9/20/32	1,118,790
5,000,000	Ba2*	Gulf Coast IDA, Texas Solid Waste Disposal Revenue, (Citgo Petroleum Corp. Project), 7.500% due 5/1/25 (b)(d)(i)	5,481,649
		Harlandale, TX GO, ISD, Refunding, PSFG-Insured:
990,000	AAA	(Call 8/15/10 @ 100), 6.000% due 8/15/16 (e)	1,115,651
10,000	AAA	Unrefunded Balance, 6.000% due 8/15/16	11,176
		Harris County, TX Houston Sports Authority Revenue, Series G:
3,000,000	AAA	5.750% due 11/15/19	3,276,720
1,125,000	AAA	MBIA-Insured, 5.250% due 11/15/16	1,209,319
		Harris County, TX Health Facilities Development Corp. Revenue:
5,000,000	A-1+	St. Luke's Episcopal Hospital, Series B, 2.300% due 4/1/05 (f)	5,000,000
2,000,000	A-1+	Texas Medical Center Project, Series B, 2.300% due 4/1/05 (f)	2,000,000
3,635,000	AAA	Houston, TX Airport System Revenue, 9.500% due 7/1/10 (b)(c)	4,296,352
		Houston, TX GO:
		FSA-Insured:
910,000	AAA	(Call 9/1/10 @ 100), 5.750% due 3/1/18 (e)	1,010,482
90,000	AAA	Unrefunded Balance, 5.750% due 3/1/18	99,193
4,000,000	AAA	PSFG, 5.250% due 2/15/18 (b)	4,253,560
		Houston, TX Water & Sewer System Revenue, Refunding, Jr. Lien:
1,000,000	AAA	Series A, FSA-Insured, 5.500% due 12/1/17	1,090,490
4,545,000	AAA	Series B, (Call 12/1/10 @ 100), 5.750% due 12/1/16 (b)(e)	5,087,628
2,850,000	NR	Midlothian, TX Development Authority Tax, Increment Contract Revenue, 7.875% due 11/15/21	3,093,846
3,515,000	Aaa*	Midlothian, TX ISD, Capital Appreciation Bonds, PSFG, zero coupon bond to yield 5.587% due 2/15/17	1,795,286
1,800,000	AAA	Montgomery, TX GO, ISD, PSFG, 5.500% due 2/15/17	1,960,326
1,230,000	A	North Forest ISD, ACA-Insured, 6.500% due 8/15/17	1,436,960
755,000	Aaa*	Panhandle, TX Regional Housing Finance, Series A, GNMA-Collateralized, 6.500% due 7/20/21	840,806

See Notes to Financial Statements.

28        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Texas — 10.7% (continued)
$675,000	AAA	Southeast Texas Hospital Financing Agency, (Memorial Hospital System Project), 8.500% due 12/1/08 (c)	$752,200
		Tarrant County, TX Health Facilities Development Corp., Hospital Revenue:
2,000,000	A	6.625% due 11/15/20	2,211,580
4,000,000	AA-	Baylor Health Care System Project, 5.750% due 11/15/19 (b)	4,348,560
130,000	AAA	Tarrant County, TX Hospital Authority Revenue, St Joseph Hospital Project, 8.750% due 2/1/10 (c)	149,746
1,000,000	Baa3*	Texas State Student Housing Corp., Student Housing Revenue, (Midwestern State University Project), 6.500% due 9/1/22	1,044,230
2,000,000	AAA	Texas Technical University Revenue Financing System, Seventh Series, MBIA-Insured, 5.500% due 8/15/18	2,184,620
3,500,000	AAA	Texas Water Development Board Revenue, Revolving Fund, Sr. Lien, Series B, 5.250% due 7/15/17 (b)	3,710,210
2,000,000	AAA	University of Texas Revenue Financing System, Series B, (Call 8/15/11 @ 100), 5.375% due 8/15/18 (e)	2,212,100
1,000,000	AAA	Wichita Falls, TX Water & Sewer Revenue, Priority Lien, AMBAC-Insured, 5.375% due 8/1/19	1,076,660
			82,285,724
Utah — 2.4%
5,000,000	A-1	Carbon City, UT PCR, Revenue Refunding, (Pacific Corp. Projects), 2.300% due 4/1/05 (f)	5,000,000
2,000,000	Aaa*	Davis County, UT School District, School Board Guarantee Program, Refunding, Series B, 5.000% due 6/1/06	2,170,960
2,500,000	AAA	Intermountain Power Agency, UT Power Supply Revenue, Refunding, Series B, MBIA-Insured, 5.750% due 7/1/19	2,691,600
2,000,000	A-1+	Murray City, UT Hospital Revenue, IHC Health Services Inc., Series D, 2.270% due 4/1/05 (f)	2,000,000
		Provo, UT Electric Revenue:
1,010,000	AAA	10.125% due 4/1/15 (c)	1,342,644
1,045,000	AAA	MBIA-Insured, 10.125% due 4/1/15 (c)	1,389,171
10,000	AAA	Series A, AMBAC-Insured, 10.375% due 9/15/15 (c)	13,646
1,500,000	AAA	Salt Lake County, UT Hospital Revenue, IHC Health Services Inc., AMBAC-Insured, 5.500% due 5/15/13	1,640,310
		Spanish Fork City, UT Water Revenue, FSA-Insured:
760,000	Aaa*	5.500% due 6/1/17	834,252
240,000	Aaa*	(Call 6/1/12 @ 100), 5.500% due 6/1/17 (e)	268,690
1,000,000	AAA	Utah State Board of Regents, Utah State University Hospital, MBIA-Insured, 5.500% due 8/1/18	1,081,260
			18,432,533

See Notes to Financial Statements.

29        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Vermont — 0.2%
$1,415,000	BBB+	Vermont Educational & Health Buildings Financing Agency Revenue, Developmental & Mental Health, Series A, 5.500% due 6/15/12	$1,456,332

Virginia — 2.3%
1,445,000	AA	Chesapeake, VA GO, Public Improvement, 5.500% due 12/1/17	1,580,180
1,305,000	AA	Fauquier County, VA IDA Hospital Revenue, Fauquier Hospital Foundation Inc., Radian-Insured, 5.500% due 10/1/15	1,455,401
1,000,000	AAA	Harrisonburg, VA Redevelopment & Housing Authority, MFH Revenue, (Greens of Salem Run Project), FSA-Insured, 6.000% due 4/1/12 (d)	1,053,790
750,000	A	Norton, VA IDA Hospital Revenue, Norton Community Hospital, ACA-Insured, 6.000% due 12/1/22	801,750
2,000,000	B2*	Rockbridge County, VA IDA Revenue, Virginia Horse Center Foundation, Series C, 6.850% due 7/15/21	1,868,160
1,750,000	AA+	Virginia State Public Building Authority, Public Facilities Revenue, Series A, (Call 8/1/10 @ 100), 5.750% due 8/1/20 (e)	1,953,998
5,035,000	AAA	Virginia State Resources Authority, Clean Water Revenue, Revolving Fund, 5.400% due 10/1/18 (b)	5,480,093
3,000,000	BBB+	York County, VA IDA, PCR, Electric & Power Co., Refunding Market, 5.500% due 7/1/09	3,139,440

			17,332,812

Washington — 1.2%
4,000,000	AAA	Energy Northwest Washington Electric Revenue, Refunding, (Project Number 1), Series A, 5.500% due 7/1/14 (b)	4,392,080
2,000,000	AAA	Pierce County, WA GO, School District No. 10 Tacoma, FGIC-Insured, 5.375% due 12/1/14	2,186,060
		Radford Court Properties, WA Student Housing Revenue, MBIA-Insured:
1,695,000	AAA	6.000% due 6/1/17	1,899,722
1,000,000	AAA	5.375% due 6/1/19	1,072,070

			9,549,932

West Virginia — 0.3%
2,200,000	BBB-	South Charleston, WV PCR, Revenue Refunding, Union Carbide, Remarketed 5/1/91, 7.625% due 8/1/05	2,209,394

Wisconsin — 0.7%
185,000	AAA	Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center, (Call 7/1/07 @ 100), 7.375% due 7/1/09 (e)	197,517
2,000,000	AA-	Wisconsin State GO, Series B, (Call 5/1/11 @ 100), 5.500% due 5/1/14 (e)	2,223,980

See Notes to Financial Statements.

30        Smith Barney Muni Funds      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Wisconsin — 0.7% (continued)
		Wisconsin State HEFA Revenue:
$1,000,000	A-	Agnesian Health Care Inc., 6.000% due 7/1/17	$1,072,300
1,500,000	A	Wheaton Franciscan Services Inc., 6.000% due 8/15/15	1,661,235

			5,155,032

		TOTAL INVESTMENT — 99.5% (Cost — $745,243,064**)	766,042,987
		Other Assets in Excess of Liabilities — 0.5%	3,687,280

		TOTAL NET ASSETS — 100.0%	$769,730,267

(a)	All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) which are rated by Moody’s Investors Service and those identified by a double dagger (‡) are rated by Fitch Ratings.
(b)	All or a portion of this security is segregated and/or held as collateral for open futures contracts.
(c)	Bonds are escrowed to maturity with government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e)	Pre-Refunded bonds are escrowed with government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Variable rate obligations payable at par on demand at any time on no more than seven days notice. The coupon listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
(g)	Residual interest tax-exempt securities – coupon varies inversely with level of short term tax exempt interest rates.
(h)	Security is currently in default.
(i)	Variable interest rate – subject to periodic change.
#	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
**	Aggregate cost for federal income tax purposes is $745,433,841.

See	pages 32 through 34 for definitions of ratings and certain abbreviations.

Summary of Investments by Industry†
Hospitals	15.9%
Pre-Refunded	15.6
Escrowed to Maturity	10.1
Education	9.6
General Obligation	8.7
Transportation	7.5
Water & Sewer	5.7
Public Facilities	4.7
Utilities	4.7
Pollution Control	3.3
Other	14.2

100.0%

†	As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

31        Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, and CCC

—  Bonds rated “BB”, “B” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation than “B” and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—  Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

32       Smith Barney Muni Funds      |      2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch”) — Ratings from “AA” to “BBB” may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

—  Bonds rated “A” are considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB

—  Bonds rated “BBB” are considered to be investment-grade and of satisfactory credit quality. The obligator’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for securities with higher ratings.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	— Moody’s highest rating for short-term municipal obligations.
MIG 2	— Moody’s second highest rating for short-term municipal obligations.

Abbreviations* (unaudited)

ABAG	— Association of Bay Area Governments
ACA	— American Capital Assurance
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Notes
BIG	— Bond Investors Guaranty
CBI	— Certificate of Bond Insurance
CDA	— Community Development Authority
CGIC	— Capital Guaranty Insurance Company
CHFCLI	— California Health Facility Construction Loan Insurance
CONNIE LEE	— College Construction Loan Insurance Association
COP	— Certificate of Participation
CSD	— Central School District
CTFS	— Certificates

DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
ETM	— Escrowed to Maturity
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FLAIRS	— Floating Adjustable Interest Rate Securities
FNMA	— Federal National Mortgage Association
FRTC	— Floating Rate Trust Certificates
FSA	— Federal Savings Association
GDB	— Government Development Bank
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association

33       Smith Barney Muni Funds      |      2005 Annual Report

Abbreviations* (unaudited) (continued)

GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
IFA	— Industrial Finance Agency
INFLOS	— Inverse Floaters
ISD	— Independent School District
ISO	— Independent System Operator
LGAC	— Local Government Assistance Corporation
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MERLOT	— Municipal Exempt Receipts Liquidity Optional Tender
MFH	— Multi-Family Housing
MSTC	— Municipal Securities Trust Certificates
MUD	— Municipal Utilities District
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PART	— Partnership Structure
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority

PFC	— Public Finance Corporation
PSFG	— Permanent School Fund Guaranty
Q-SBLF	— Qualified School Bond Loan Fund
Radian	— Radian Asset Assurance
RAN	— Revenue Anticipation Notes
RAW	— Revenue Anticipation Warrants
RDA	— Redevelopment Agency
RIBS	— Residual Interest Bonds
RITES	— Residual Interest Tax-Exempt Securities
SPA	— Standby Bond Purchase Agreement
SWAP	— Swap Structure
SYCC	— Structured Yield Curve Certificate
TAN	— Tax Anticipation Notes
TCRS	— Transferable Custodial Receipts
TECP	— Tax Exempt Commercial Paper
TFA	— Transitional Finance Authority
TOB	— Tender Option Bond Structure
TRAN	— Tax and Revenue Anticipation Notes
UFSD	— Unified Free School District
UHSD	— Unified High School District
USD	— Unified School District
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRDO	— Variable Rate Demand Obligation
VRWE	— Variable Rate Wednesday Demand
XLCA	— XL Capital Assurance

*	Abbreviations may or may not appear in the schedule of investments.

34       Smith Barney Muni Funds      |      2005 Annual Report

Statement of Assets and Liabilities	March 31, 2005

ASSETS:
Investments, at value (Cost — $745,243,064)	$766,042,987
Cash	9,385
Interest receivable	12,328,231
Receivable for securities sold	7,987,696
Receivable for Fund shares sold	6,746,708
Receivable from Manager	24,426
Prepaid expenses	47,197

Total Assets	793,186,630

LIABILITIES:
Payable for securities purchased	19,533,810
Payable for Fund shares reacquired	1,824,477
Payable to broker — variation margin	1,546,875
Management fee payable	323,226
Distribution plan fees payable	117,579
Transfer agency service fees payable	27,645
Trustees’ fees payable	10,905
Accrued expenses	71,846

Total Liabilities	23,456,363

Total Net Assets	$769,730,267

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	119,890
Capital paid in excess of par value	793,134,928
Undistributed net investment income	992,664
Accumulated net realized loss from investment transactions and futures contracts	(46,295,971)
Net unrealized appreciation of investments and futures contracts	21,778,756

Total Net Assets	$769,730,267

Shares Outstanding:
Class A	62,723,637

Class B	1,079,691

Class C	50,929,695

Class O	4,094,747

Class Y	1,061,804

Net Asset Value:
Class A (and redemption price)	$6.42

Class B *	$6.41

Class C (and redemption price)	$6.43

Class O *	$6.42

Class Y (and redemption price)	$6.41

Maximum Public Offering Price Per Share
Class A (based on maximum sales charge of 2.00%)	$6.55

*	Redemption price is NAV of Class B and O shares reduced by a 5.00% and 1.00% CDSC, respectively if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

35        Smith Barney Muni Funds      |      2005 Annual Report

Statement of Operations	For the Year Ended March 31, 2005

INVESTMENT INCOME:
Interest	$37,234,660

EXPENSES:
Management fee (Note 2)	3,724,017
Distribution plan fees (Notes 2 and 4)	3,114,723
Transfer agency service fees (Notes 2 and 4)	126,575
Shareholder communications (Note 4)	104,613
Custody	91,215
Registration fees	79,896
Audit and legal	44,507
Trustees’ fees	5,925
Other	13,476

Total Expenses	7,304,947
Less: Management fee waiver (Notes 2 and 8)	(29,006)
Expense reimbursements (Note 4)	(24,426)

Net Expenses	7,251,515

Net Investment Income	29,983,145

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Loss From:
Investment transactions	(1,688,488)
Futures contracts	(10,201,174)

Net Realized Loss	(11,889,662)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(8,389,733)

Net Loss on Investments and Futures Contracts	(20,279,395)

Increase in Net Assets From Operations	$9,703,750

See Notes to Financial Statements.

36        Smith Barney Muni Funds      |      2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended March 31,

	2005	2004
OPERATIONS:
Net investment income	$29,983,145	$30,783,114
Net realized loss	(11,889,662)	(6,788,079)
Net change in unrealized appreciation/depreciation	(8,389,733)	7,217,996

Increase in Net Assets From Operations	9,703,750	31,213,031

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(29,762,364)	(29,987,923)

Decrease in Net Assets From Distributions to Shareholders	(29,762,364)	(29,987,923)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	322,569,099	347,860,600
Net asset value of shares issued for reinvestment of distributions	18,426,303	18,303,894
Cost of shares reacquired	(324,434,811)	(329,061,181)

Increase in Net Assets From Fund Share Transactions	16,560,591	37,103,313

Increase (Decrease) in Net Assets	(3,498,023)	38,328,421
NET ASSETS:
Beginning of year	773,228,290	734,899,869

End of year*	$769,730,267	$773,228,290

* Includes undistributed net investment income of:	$992,664	$1,148,847

See Notes to Financial Statements.

37        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$6.59		$6.57	$6.40	$6.51		$6.36

Income (Loss) From Operations:
Net investment income	0.28		0.29	0.31	0.34	(2)	0.34
Net realized and unrealized gain (loss)	(0.17)		0.01	0.17	(0.10	)(2)	0.16

Total Income From Operations	0.11		0.30	0.48	0.24		0.50

Less Distributions From:
Net investment income	(0.28)		(0.28)	(0.30)	(0.35)		(0.35)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—

Total Distributions	(0.28)		(0.28)	(0.31)	(0.35)		(0.35)

Net Asset Value, End of Year	$ 6.42		$ 6.59	$ 6.57	$ 6.40		$ 6.51

Total Return(3)	1.68%		4.67%	7.64%	3.70%		8.06%

Net Assets, End of Year (millions)	$403		$376	$364	$284		$222

Ratios to Average Net Assets:
Expenses(4)	0.69	%(5)	0.70%	0.75%	0.72%		0.72%
Net investment income	4.31		4.36	4.64	5.26	(2)	5.41

Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.24%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
(5)	The investment manager voluntarily waived a portion of its fee and reimbursed the Fund for expenses for the year ended March 31, 2005. If such fees were not voluntarily waived and expenses not reimbursed, the actual expense ratio would have been 0.70%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

38        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended March 31, unless otherwise noted:

Class B Shares(1)	2005		2004	2003(2)
Net Asset Value, Beginning of Year	$ 6.59		$ 6.57	$ 6.57

Income (Loss) From Operations:
Net investment income	0.25		0.26	0.05
Net realized and unrealized gain (loss)	(0.18)		0.01	0.02

Total Income From Operations	0.07		0.27	0.07

Less Distributions From:
Net investment income	(0.25)		(0.25)	(0.07)
In excess of net investment income	—		—	(0.00	)*

Total Distributions	(0.25)		(0.25)	(0.07)

Net Asset Value, End of Year	$ 6.41		$ 6.59	$ 6.57

Total Return(3)	1.03%		4.18%	1.07	%‡

Net Assets, End of Year (000s)	$6,925		$6,401	$4,084

Ratios to Average Net Assets:
Expenses(4)	1.21	%(5)	1.18%	1.31	%†
Net investment income	3.79		3.87	4.14	†

Portfolio Turnover Rate	19%		27%	57%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period January 13, 2003 (inception date) to March 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.35%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.22%.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

39        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended March 31, unless otherwise noted:

Class C Shares(1)(2)	2005		2004	2003	2002(3)
Net Asset Value, Beginning of Year	$ 6.60		$ 6.58	$ 6.41	$ 6.46

Income (Loss) From Operations:
Net investment income	0.24		0.25	0.27	0.08	(4)
Net realized and unrealized gain (loss)	(0.17)		0.01	0.17	(0.04	)(4)

Total Income From Operations	0.07		0.26	0.44	0.04

Less Distributions From:
Net investment income	(0.24)		(0.24)	(0.26)	(0.09)
In excess of net investment income	—		—	(0.01)	—

Total Distributions	(0.24)		(0.24)	(0.27)	(0.09)

Net Asset Value, End of Year	$ 6.43		$ 6.60	$ 6.58	$ 6.41

Total Return(5)	1.05%		4.02%	6.99%	0.58	%‡

Net Assets, End of Year (millions)	$327		$351	$322	$184

Ratios to Average Net Assets:
Expenses(6)	1.32	%(7)	1.30%	1.35%	1.32	%†
Net investment income	3.68		3.75	4.02	4.6	8(4)†

Portfolio Turnover Rate	19%		27%	57%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period December 19, 2001 (inception date) to March 31, 2002.
(4)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the period ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.65%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.
(7)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would have been 1.33%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

40        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class O Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$6.60		$ 6.58	$ 6.41	$ 6.52		$ 6.37

Income (Loss) From Operations:
Net investment income	0.26		0.27	0.29	0.33	(2)	0.33
Net realized and unrealized gain (loss)	(0.18)		0.02	0.18	(0.11	)(2)	0.15

Total Income From Operations	0.08		0.29	0.47	0.22		0.48

Less Distributions From:
Net investment income	(0.26)		(0.27)	(0.29)	(0.33)		(0.33)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—

Total Distributions	(0.26)		(0.27)	(0.30)	(0.33)		(0.33)

Net Asset Value, End of Year	$6.42		$ 6.60	$ 6.58	$ 6.41		$ 6.52

Total Return(3)	1.27%		4.42%	7.38%	3.48%		7.82%

Net Assets, End of Year (000s)	$26,308		$31,414	$35,079	$39,009		$32,157

Ratios to Average Net Assets:
Expenses(4)	0.93	%(5)	0.93%	0.98%	0.95%		0.95%
Net investment income	4.08		4.13	4.42	5.04	(2)	5.18

Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, those amounts would have been $0.32, $(0.10) and 5.01% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class O shares would have been the same for the year ended March 31, 2005.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

41        Smith Barney Muni Funds      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class Y Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$ 6.58		$ 6.57	$ 6.40	$ 6.51		$ 6.36

Income (Loss) From Operations:
Net investment income	0.29		0.32	0.32	0.36	(2)	0.36
Net realized and unrealized gain (loss)	(0.17)		(0.02)	0.17	(0.11	)(2)	0.15

Total Income From Operations	0.12		0.30	0.49	0.25		0.51

Less Distributions From:
Net investment income	(0.29)		(0.29)	(0.31)	(0.36)		(0.36)
In excess of net investment income	—		—	(0.01)	(0.00	)*	—

Total Distributions	(0.29)		(0.29)	(0.32)	(0.36)		(0.36)

Net Asset Value, End of Year	$ 6.41		$ 6.58	$ 6.57	$ 6.40		$ 6.51

Total Return(3)	1.84%		4.68%	7.83%	3.89%		8.26%

Net Assets, End of Year (000s)	$6,810		$8,495	$9,604	$6,797		$12,030

Ratios to Average Net Assets:
Expenses(4)	0.53	%(5)	0.53%	0.56%	0.55%		0.54%
Net investment income	4.48		4.62	4.80	5.47	(2)	5.59

Portfolio Turnover Rate	19%		27%	57%	53%		49%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.44%. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
(5)	The investment manager voluntarily waived a portion of its fee for the year ended March 31, 2005. If such fees were not voluntarily waived, the actual expense ratio for Class Y shares would have been 0.54%.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

42        Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Limited Term Portfolio (“Fund”), a separate diversified investment fund of the Smith Barney Muni Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with

43       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required.

44       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

(g) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(376,964)	$376,964

Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, the Fund’s Class A, B, C, O and Y shares had voluntary expense limitations in place of 0.85%, 1.35%, 1.45%, 1.05% and 0.70%, respectively. These expense limitations can be terminated at any time by SBFM.

During the year ended March 31, 2005, the investment manager waived a portion of its management fee amounting of $29,006.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2005, the Fund paid transfer agent fees of $128,813 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Effective April 29, 2004, Class L shares were renamed Class C shares and the initial sales charges for Class O shares were eliminated.

45       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

There is a maximum sales charge of 2.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. There is a CDSC of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

For the year ended March 31, 2005, CGM received sales charges of approximately $716,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class O
CDSCs	$72,000	$6,000	$0†

†	Amount represents less then $1,000.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$140,253,905

Sales	155,583,102

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,730,753
Gross unrealized depreciation	(6,121,607)

Net unrealized appreciation	$20,609,146

At March 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bond	2,250	6/05	$251,572,583	$250,593,750	$978,833

46       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B, C and O shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, C and O shares calculated at the annual rate of 0.50%, 0.60% and 0.20%, of the average daily net assets of each class, respectively. For the year ended March 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C	Class O
Rule 12b-1 Distribution Plan Fees	$572,861	$44,249	$2,395,260	$102,353

CGM has agreed to reimburse the Fund in the amount of $24,426, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan.

For the year ended March 31, 2005, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Transfer Agency Service Expenses	$26,830	$2,005	$92,750	$4,940	$50

For the year ended March 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class O	Class Y
Shareholder Communication Expenses	$46,201	$475	$48,120	$9,560	$257

5.	Distributions Paid to Shareholders by Class

Net Investment Income	Year Ended March 31, 2005	Year Ended March 31, 2004
Class A	$16,345,165	$15,629,546
Class B	259,591	209,312
Class C†	11,653,002	11,902,719
Class O	1,174,477	1,331,391
Class Y	330,129	914,955

Total	$29,762,364	$29,987,923

†	On April 29, 2004, Class L shares were renamed as Class C shares.

47       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

6.	Shares of Beneficial Interest

At March 31, 2005, the Trust had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. In addition, Class O shares are available for purchase only by former Class C shareholders.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,929,497	$142,972,758	16,203,203	$107,309,065
Shares issued on reinvestment	1,421,780	9,258,193	1,341,962	8,864,846
Shares reacquired	(17,717,389)	(115,577,469)	(15,901,637)	(105,224,263)

Net Increase	5,633,888	$36,653,482	1,643,528	$10,949,648

Class B
Shares sold	391,201	$2,558,417	582,428	$3,840,565
Shares issued on reinvestment	19,206	125,173	21,197	140,075
Shares reacquired	(302,537)	(1,974,825)	(253,344)	(1,675,541)

Net Increase	107,870	$708,765	350,281	$2,305,099

Class C†
Shares sold	27,059,844	$176,727,000	32,434,087	$215,388,844
Shares issued on reinvestment	1,276,530	8,327,627	1,255,744	8,307,432
Shares reacquired	(30,584,237)	(199,996,660)	(29,424,231)	(194,787,267)

Net Increase (Decrease)	(2,247,863)	$(14,942,033)	4,265,600	$28,909,009

Class O
Shares sold	47,479	$310,849	124,362	$822,126
Shares issued on reinvestment	106,214	692,892	125,362	829,103
Shares reacquired	(822,147)	(5,362,591)	(819,690)	(5,420,675)

Net Decrease	(668,454)	$(4,358,850)	(569,966)	$(3,769,446)

Class Y
Shares sold	11	$75	3,092,579	$20,500,000
Shares issued on reinvestment	3,432	22,418	24,655	162,438
Shares reacquired	(231,852)	(1,523,266)	(3,288,830)	(21,953,435)

Net Decrease	(228,409)	$(1,500,773)	(171,596)	$(1,290,997)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

48       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date	Record Date	Payable Date	Class A	Class B	Class C	Class O	Class Y
3/23/05	4/26/05	4/29/05	$0.0225	$0.0198	$0.0192	$0.0212	$0.0234

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2005	2004
Distributions paid from:
Tax Exempt Income	$29,585,851	$29,987,923
Ordinary Income	176,513	—

Total Distributions Paid	$29,762,364	$29,987,923

As of March 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed tax exempt income	$1,002,955

Total undistributed earnings	1,002,955
Capital loss carryforward(a)	(45,126,361)
Other book/tax temporary differences(b)	(989,124)
Unrealized appreciation/(depreciation)(c)	21,587,979

Total accumulated earnings/(losses)	$(23,524,551)

(a)	On March 31, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

3/31/2008	$(9,495,115)
3/31/2009	(5,514,817)
3/31/2010	(214,462)
3/31/2011	(5,537,751)
3/31/2012	(2,616,935)
3/31/2013	(21,747,281)

$(45,126,361)

These	amounts will be available to offset any future taxable capital gains.
(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax accretion methods of market discount on fixed income securities.

49       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the

50       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make

51       Smith Barney Muni Funds      |      2005 Annual Report

Notes to Financial Statements (continued)

undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorney’s fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

52       Smith Barney Muni Funds      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Term Portfolio (“Fund”) of Smith Barney Muni Funds as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Term Portfolio as of March 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles U.S. generally accepted accounting principles.

New York, New York

May 27, 2005

53       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Limited Term Portfolio (“Fund”) are managed under the direction of the Smith Barney Muni Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agents (PFPC, Inc. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings, Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Trustee	Since 1982	Retired	18	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1985	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1985	Retired	27	John Hancock Funds

54       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

55       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)	N/A	N/A

Peter M. Coffey CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1987	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer; of certain mutual funds associated with Citigroup Director of	N/A	N/A
	Chief Compliance Officer	Since 2004	Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA .

56       Smith Barney Muni Funds      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Trustee and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

57       Smith Barney Muni Funds      |      2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from April 2004 through October 2004 and from December 2004 through February 2005 qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, 99.94% of the net investment income distribution paid in November 2004 and 92.95% of the distribution paid in March 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

58       Smith Barney Muni Funds      |      2005 Annual Report

SMITH BARNEY

MUNI FUNDS

TRUSTEES

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative

Officer

Robert J. Brault

Chief Financial Officer and Treasurer

Peter M. Coffey

Vice President and

Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Muni Funds

Limited Term Portfolio

The Fund is a separate investment fund of the Smith Barney Muni Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and how information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 800-451-2010.

Information on how the Fund voted-proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds — Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by a current Prospectus.

SMITH BARNEY MUNI FUNDS

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD2305 5/05	05-8561

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane Dasher, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Muni Funds were $170,500 and $170,500 for the years ended 3/31/05 and 3/31/04.

(b)	Audit-Related Fees for the Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)	Tax Fees for Smith Barney Muni Funds were $38,600 and $18,500 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Muni Funds.

(d)	All Other Fees for Smith Barney Muni Funds were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Muni Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Muni Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Muni Funds. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

(h)	Yes. The Smith Barney Muni Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Muni Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Muni Funds

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of
Smith Barney Muni Funds

Date: June 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Smith Barney Muni Funds

Date: June 8, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of Smith Barney Muni Funds

Date: June 8, 2005